UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Inflation-Protected Securities Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-adviser is Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 7.57%, relative to an 8.39% return for the Bloomberg Barclays 1-10 Year U.S. TIPS Index, the Fund’s benchmark index.
Goldman Sachs Commentary
Market Overview: In March, the U.S. Federal Reserve Board (“Fed”) reduced the federal funds rate by 150 basis points to near zero in order to help stabilize markets. Throughout the remainder of the year, the Fed reiterated its commitment to ongoing bond purchases and left its policy rate unchanged. Over the third quarter, the Fed also unveiled the conclusions of its monetary policy framework review, which included the adoption of flexible average inflation targeting. The Fed will aim for inflation moderately above 2% following periods when inflation has run persistently below 2% in order to average 2% over time.
The U.S. unemployment rate ended the month of December at 6.7%. Although the unemployment rate is much lower than that of April (14.7%), the measure is nearly twice its pre-pandemic level in February (3.5%). Despite this slack in employment, inflation-linked assets and risk assets performed well over the latter half of the year, supported by encouraging vaccine developments, accommodative monetary policy, and the passing of additional fiscal stimulus in the U.S. On the last day of the year, the Treasury Inflation-Protected Securities (“TIPS”) 10-year breakeven rate reached year-to-date highs, ending the month of December at 1.99%.
The Bloomberg Barclays U.S. TIPS Index returned 10.99% in 2020 and the benchmark index returned 8.39%. This is compared to the Bloomberg Barclays U.S. Treasury Index, which returned 8.00% in 2020 and the benchmark index, which returned 5.77%. Outperformance has largely been driven by the rapid recovery in breakeven rates across the TIPS curve, as core inflation rebounded and liquidity pressure eased in the TIPS market.
Performance Attribution: The Fund’s tactical duration and yield curve positioning detracted from performance. In particular, the Fund’s underweight to the one-year and three-year nodes of the U.S. yield curve over the first half of 2020 detracted from results. In March, the U.S. yield curve steepened and shifted downwards as the Fed slashed its policy rate. Since then, front-end rates have been anchored near the zero-bound.
The Fund’s sector allocation strategy was the primary driver of excess return in 2020. In particular, the Fund’s overweight to the collateralized loan obligation (“CLO”) sector and the investment-grade corporate credit sector contributed to performance. Additionally, risk assets rapidly recovered over the second half of the year, supported by better-than-expected earnings, accommodative central bank policy, clarity around the U.S. election results, and vaccine developments.
The Fund’s security selection strategy detracted from performance in 2020. Within TIPS, the Fund’s use of inflation-linked swaps detracted from returns. The Fund’s underweight to shorter dated TIPS also detracted, but this was offset by the Fund’s overweight to longer dated TIPS. Within the securitized space, the Fund’s selection of CLOs detracted from performance, but this was partially offset by the Fund’s selection of specific collateralized mortgage obligations.
The Fund uses derivatives for a variety of purposes when managing the investment portfolio. The Fund uses Treasury futures, Eurodollar futures and centrally cleared interest rate swaps to hedge interest rate exposure, and to facilitate specific duration and yield curve strategies. The Fund also uses inflation-linked swaps, to augment inflation risks across the investment portfolio, and to provide diversification of inflation exposures versus traditional U.S. TIPS securities.
These uses of inflation-linked swaps detracted from Fund performance during the reporting period.
Outlook: The Covid-19 pandemic has been disinflationary in nature, and the unemployment rate remains above pre-pandemic levels. While certain components of core consumer price index, such as used motor vehicles, have strongly recovered over the past two quarters, other components of the index, such as shelter and health care services, have remained soft. Notwithstanding vaccine-driven growth improvements, we expect the underlying inflation reality to remain benign due to slack in both economic output and employment. Upside inflation risks from supply chain disruptions have subsided and loose fiscal policy is unlikely to revive inflation until the cyclical backdrop improves.
The ten-year breakeven rate has strongly recovered since the market rout in March. The market appears to believe that the Fed will be successful in raising inflation to its targets. However, the inflation swap curve remains quite steep, suggesting that there is uncertainty surrounding when inflation expectations will actually be realized.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 4, 2018 (inception) through December 31, 2018.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	8.02%	N/A	4.50%
Investor Class	7.57%	N/A	4.15%
(a) Institutional Class and Investor Class inception date was January 04, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2020 (unaudited)
Rating	Percentage of Fund Investments
Aaa	83.87%
Aa1	0.25
Aa3	0.34
A1	0.04
A2	0.88
A3	1.72
Baa1	2.73
Baa2	4.98
Baa3	3.78
Ba1	0.99
Ba2	0.07
Not Rated	0.35
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,048.20	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.78
Investor Class
Actual	$1,000.00	$1,045.60	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.56
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class shares and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 14.06%
$ 2,000,000	AIG Ltd(a)(b) Series 2019-2 Class A 1.57%, 10/25/2032 3-mo. LIBOR + 1.36%	$ 2,000,156
	Anchorage Capital Ltd(a)(b)
	Series 2014-3RA Class A
3,675,000	1.27%, 01/28/2031 3-mo. LIBOR + 1.05%	3,669,216
	Series 2014-4RA Class A
5,000,000	1.27%, 01/28/2031 3-mo. LIBOR + 1.05%	4,989,320
4,950,000	Apidos XII(a)(b) Series 2013-12A Class AR 1.32%, 04/15/2031 3-mo. LIBOR + 1.08%	4,935,581
6,750,000	Benefit Street Partners VIII Ltd(a)(b) Series 2015-8A Class A1AR 1.32%, 01/20/2031 3-mo. LIBOR + 1.10%	6,720,003
1,016,771	Brazos Higher Education Authority Inc(b) Series 2005-1 Class 1A4 0.40%, 03/26/2029 3-mo. LIBOR + 0.15%	1,016,079
4,250,000	Dryden Ltd(a)(b) Series 2018-57A Class A 1.23%, 05/15/2031 3-mo. LIBOR + 1.01%	4,226,085
1,104,961	Educational Funding of the South Inc(b) Series 2011-1 Class A2 0.87%, 04/25/2035 3-mo. LIBOR + 0.65%	1,105,031
4,600,000	Galaxy XXI Ltd(a)(b) Series 2015-21A Class AR 1.24%, 04/20/2031 3-mo. LIBOR + 1.02%	4,572,718
1,250,000	ICG Ltd(a)(b) Series 2018-1A Class A1 1.27%, 04/21/2031 3-mo. LIBOR + 1.06%	1,241,536
3,100,000	Madison Park Funding XXX Ltd(a)(b) Series 2018-30A Class A 0.99%, 04/15/2029 3-mo. LIBOR + 0.75%	3,072,171
1,082,632	PHEAA Student Loan Trust(a)(b) Series 2012-1A Class A1 0.70%, 05/25/2057 1-mo. LIBOR + 0.55%	1,081,295
5,000,000	RR 3 Ltd(a)(b) Series 2014-14A Class A1R2 1.33%, 01/15/2030 3-mo. LIBOR + 1.09%	4,986,455
607,937	SLM Student Loan Trust(b) Series 2007-1 Class A5 0.31%, 01/26/2026 3-mo. LIBOR + 0.09%	607,624
Principal Amount		Fair Value
Non-Agency — (continued)
$ 4,000,000	Sound Point XX Ltd(a)(b) Series 2018-2A Class A 1.31%, 07/26/2031 3-mo. LIBOR + 1.10%	$ 3,977,732
286,724	Student Loan Consolidation Center Student Loan Trust I(a)(b) Series 2011-1 Class A 1.37%, 10/25/2027 1-mo. LIBOR + 1.22%	288,149
136,267	Trinitas II Ltd(a)(b) Series 2014-2A Class A1R 1.42%, 07/15/2026 3-mo. LIBOR + 1.18%	136,264
6,650,000	Vibrant VIII Ltd(a)(b) Series 2018-8A Class A1A 1.36%, 01/20/2031 3-mo. LIBOR + 1.14%	6,599,507
6,650,000	Voya Ltd(a)(b) Series 2016-1A Class A1R 1.29%, 01/20/2031 3-mo. LIBOR + 1.07%	6,613,305
TOTAL ASSET-BACKED SECURITIES — 14.06% (Cost $62,065,229)		$ 61,838,227
CORPORATE BONDS AND NOTES
Basic Materials — 0.30%
1,050,000	Nutrition & Biosciences Inc(a) 2.30%, 11/01/2030	1,080,906
250,000	Steel Dynamics Inc 1.65%, 10/15/2027	257,546
		1,338,452
Communications — 2.26%
2,000,000	AT&T Inc 2.30%, 06/01/2027	2,131,716
1,800,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	2,091,333
850,000	Comcast Corp 4.25%, 10/15/2030	1,046,084
390,000	Prosus NV 3.68%, 01/21/2030	424,166
1,875,000	T-Mobile USA Inc(a) 3.75%, 04/15/2027	2,135,250
1,750,000	Verizon Communications Inc 4.33%, 09/21/2028	2,106,462
		9,935,011
Consumer, Cyclical — 0.33%
	Lowe's Cos Inc
525,000	1.30%, 04/15/2028	529,392
550,000	1.70%, 10/15/2030	554,939

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 350,000	Tractor Supply Co 1.75%, 11/01/2030	$ 351,572
		1,435,903
Consumer, Non-Cyclical — 2.99%
1,525,000	AbbVie Inc 3.20%, 11/21/2029	1,708,195
750,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc 3.65%, 02/01/2026	847,310
1,025,000	Anheuser-Busch InBev Worldwide Inc 4.75%, 01/23/2029	1,263,991
380,000	Banner Health 2.34%, 01/01/2030	404,818
925,000	Becton Dickinson and Co 3.70%, 06/06/2027	1,061,146
925,000	Cigna Corp 4.13%, 11/15/2025	1,065,278
925,000	Constellation Brands Inc 3.70%, 12/06/2026	1,058,335
925,000	CVS Health Corp 3.88%, 07/20/2025	1,048,176
900,000	IHS Markit Ltd 4.25%, 05/01/2029	1,093,374
1,775,000	Keurig Dr Pepper Inc 4.60%, 05/25/2028	2,159,462
950,000	PayPal Holdings Inc 2.85%, 10/01/2029	1,054,730
160,000	Rush Obligated Group 3.92%, 11/15/2029	188,812
180,000	Stanford Health Care 3.31%, 08/15/2030	204,878
		13,158,505
Energy — 0.87%
1,000,000	Energy Transfer Operating LP 4.20%, 04/15/2027	1,101,490
400,000	Lukoil Securities BV 3.88%, 05/06/2030	432,252
1,050,000	MPLX LP 1.75%, 03/01/2026	1,086,396
150,000	Phillips 66 1.30%, 02/15/2026	152,517
900,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	1,049,509
		3,822,164
Financial — 4.54%
375,000	Air Lease Corp 2.88%, 01/15/2026	396,712
925,000	American International Group Inc 3.90%, 04/01/2026	1,054,535
1,025,000	American Tower Corp REIT 2.10%, 06/15/2030	1,051,447
Principal Amount		Fair Value
Financial — (continued)
$ 500,000	Avolon Holdings Funding Ltd(a) 4.25%, 04/15/2026	$ 538,563
200,000	Banco Santander SA 2.75%, 12/03/2030	206,413
	Bank of America Corp
925,000	4.18%, 11/25/2027	1,072,805
1,000,000	2.59%, 04/29/2031(b) 1-yr. SOFR + 2.15%	1,071,591
975,000	BNP Paribas SA(a) 3.38%, 01/09/2025	1,068,533
950,000	BPCE SA(a)(b) 1.65%, 10/06/2026 1-yr. SOFR + 1.52%	971,952
	Citigroup Inc
875,000	0.78%, 10/30/2024(b) 1-yr. SOFR + 0.69%	880,611
925,000	4.13%, 07/25/2028	1,081,647
925,000	Credit Suisse Group AG(a) 4.28%, 01/09/2028	1,068,561
950,000	Crown Castle International Corp REIT 3.65%, 09/01/2027	1,072,124
375,000	Deutsche Bank AG(b) 2.13%, 11/24/2026 1-yr. SOFR + 1.87%	383,526
975,000	GE Capital International Funding Unlimited Co 3.37%, 11/15/2025	1,084,926
500,000	JAB Holdings BV(a) 2.20%, 11/23/2030	502,397
	JPMorgan Chase & Co(b)
375,000	4.02%, 12/05/2024 3-mo. LIBOR + 1.00%	413,080
600,000	2.52%, 04/22/2031 1-yr. SOFR + 2.04%	644,560
	Morgan Stanley(b)
975,000	2.70%, 01/22/2031 1-yr. SOFR + 1.14%	1,057,864
575,000	1.79%, 02/13/2032 1-yr. SOFR + 1.03%	578,206
975,000	Natwest Group PLC(b) 4.27%, 03/22/2025 3-mo. LIBOR + 1.76%	1,078,473
325,000	VEREIT Operating Partnership LP REIT 2.85%, 12/15/2032	339,611
1,875,000	Wells Fargo & Co 4.10%, 06/03/2026	2,148,885
200,000	WP Carey Inc REIT 2.40%, 02/01/2031	207,589
		19,974,611
Industrial — 1.05%
300,000	Berry Global Inc(a) 1.57%, 01/15/2026	302,598
650,000	Boeing Co 5.15%, 05/01/2030	786,610
1,000,000	Carrier Global Corp 2.72%, 02/15/2030	1,067,596

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
Industrial — (continued)
$ 1,600,000	Otis Worldwide Corp 2.57%, 02/15/2030	$ 1,717,218
550,000	Republic Services Inc 1.75%, 02/15/2032	550,957
200,000	Waste Management Inc 1.15%, 03/15/2028	200,482
		4,625,461
Technology — 1.48%
1,925,000	Broadcom Inc 3.46%, 09/15/2026	2,135,376
	Dell International LLC / EMC Corp(a)
150,000	5.85%, 07/15/2025	180,153
950,000	6.02%, 06/15/2026	1,159,688
25,000	5.30%, 10/01/2029	30,617
25,000	6.20%, 07/15/2030	32,482
1,700,000	Fiserv Inc 3.20%, 07/01/2026	1,903,853
925,000	Hewlett Packard Enterprise Co 4.90%, 10/15/2025	1,082,867
		6,525,036
Utilities — 0.48%
1,775,000	Berkshire Hathaway Energy Co(a) 3.70%, 07/15/2030	2,098,450
TOTAL CORPORATE BONDS AND NOTES — 14.30% (Cost $61,898,374)		$ 62,913,593
FOREIGN GOVERNMENT BONDS AND NOTES
560,000	Colombia Government International Bond 3.88%, 04/25/2027	623,280
630,000	Indonesia Government International Bond 3.50%, 01/11/2028	705,348
530,000	Mexico Government International Bond 2.66%, 05/24/2031	542,482
720,000	Qatar Government International Bond 4.50%, 04/23/2028	872,100
1,100,000	Romanian Government International Bond 3.00%, 02/14/2031	1,180,531
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.89% (Cost $3,857,201)		$ 3,923,741
Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.95%
$ 4,300,000	Great Wolf Trust(a)(b) Series 2019-WOLF Class A 1.19%, 12/15/2036 1-mo. LIBOR + 1.03%	$ 4,202,963
U.S. Government Agency — 15.31%
	Government National Mortgage Association
43,000,000	2.00%, TBA	44,943,343
5,390,053	4.50%, 10/20/2048	5,833,135
4,257,209	5.00%, 12/20/2048	4,655,324
11,000,000	Uniform Mortgage-Backed Security 4.50%, TBA	11,920,603
		67,352,405
TOTAL MORTGAGE-BACKED SECURITIES — 16.26% (Cost $71,451,192)		$ 71,555,368
MUNICIPAL BONDS AND NOTES
	City of New York
430,000	0.98%,08/01/2025	432,189
515,000	1.40%,08/01/2027	520,088
95,000	New York City Transitional Finance Authority Future Tax Secured Revenue 1.92%, 11/01/2029	97,598
95,000	New York State Urban Development Corp 1.00%, 03/15/2026	95,296
35,000	San Jose Financing Authority 1.86%, 06/01/2030	34,965
315,000	State Board of Administration Finance Corp 2.15%, 07/01/2030	331,449
TOTAL MUNICIPAL BONDS AND NOTES — 0.34% (Cost $1,502,780)		$ 1,511,585
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
1,300,000	0.13%, 07/15/2022	1,517,403
5,500,000	0.38%, 07/15/2023	6,518,229
6,940,000	0.13%, 10/15/2024	7,550,933
14,800,000	0.13%, 04/15/2025	16,025,402
37,100,000	0.13%, 07/15/2026	44,309,744
11,420,000	0.38%, 01/15/2027	13,733,258
24,500,000	0.38%, 07/15/2027	29,332,031
10,400,000	0.50%, 01/15/2028	12,444,349
32,020,000	0.75%, 07/15/2028	38,534,663
21,900,000	0.88%, 01/15/2029	26,531,131
6,000,000	0.25%, 07/15/2029	6,903,742
4,200,000	0.13%, 01/15/2030	4,741,282

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 7,200,000	0.13%, 07/15/2030	$ 8,198,683
2,300,000	2.13%, 02/15/2040	4,287,889
900,000	1.38%, 02/15/2044	1,446,435
	United States Treasury Note/Bond
4,570,000	0.63%, 12/31/2027	4,562,859
2,100,000	1.63%, 11/15/2050	2,087,531
TOTAL U.S. TREASURY BONDS AND NOTES — 51.99% (Cost $210,102,711)		$228,725,564
TOTAL INVESTMENTS — 97.84% (Cost $410,877,487)		$430,468,078
OTHER ASSETS & LIABILITIES, NET — 2.16%		$ 9,495,849
TOTAL NET ASSETS — 100.00%		$439,963,927
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2020.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
At December 31, 2020, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 10 Year Treasury Ultra Futures	75	USD	11,726,953	March 2021	$ (21,331)
U.S. 2 Year Treasury Note Futures	211	USD	46,626,055	March 2021	43,462
U.S. 5 Year Treasury Note Futures	463	USD	58,413,961	March 2021	117,365
Short
U.S. 10 Year Treasury Note Futures	75	USD	10,355,859	March 2021	(9,483)
U.S. Long Bond Futures	95	USD	16,452,813	March 2021	55,503
U.S. Ultra Bond Futures	28	USD	5,979,750	March 2021	18,299
				Net Appreciation	$203,815
At December 31, 2020, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
0.25%	3-mo. LIBOR	6,880,000	March 17, 2024	$ 5,459	Quarterly
1-mo. LIBOR	3-mo. LIBOR	34,760,000	July 25, 2024	(117,603)	Quarterly
3-mo. LIBOR	1-day SOFR	20,640,000	November 10, 2024	(1,199)	Quarterly
3-mo. LIBOR	0.50%	6,320,000	March 17, 2028	(3,838)	Quarterly
1.25%	3-mo. LIBOR	9,790,000	November 24, 2030	(75,371)	Quarterly
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2020
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
3-mo. LIBOR	1.54%	10,810,000	November 25, 2035	$ 117,090	Quarterly
			Net Depreciation	$ (75,462)
At December 31, 2020, the Fund held the following outstanding centrally cleared inflation swaps:
Pay/Receive by the Fund	Rate Paid by the Fund	Rate Received by the Fund	Notional Amount	Termination Date	Unrealized Appreciation/ (Depreciation)	Payment Frequency
Receive	1.76%	CPI	8,000,000	March 26, 2021	602	At Maturity
Receive	2.13%	CPI	30,000,000	January 09, 2022	(107,637)	At Maturity
Receive	2.22%	CPI	15,000,000	March 22, 2022	(89,379)	At Maturity
Receive	2.16%	CPI	17,000,000	January 09, 2023	(118,456)	At Maturity
Receive	1.09%	CPI	27,600,000	June 12, 2023	696,842	At Maturity
Receive	2.17%	CPI	20,000,000	January 09, 2024	(202,896)	At Maturity
Receive	2.25%	CPI	28,200,000	February 20, 2024	(393,847)	At Maturity
Receive	1.77%	CPI	18,200,000	August 05, 2024	56,451	At Maturity
Receive	1.72%	CPI	21,200,000	September 23, 2025	438,414	At Maturity
Receive	2.06%	CPI	13,300,000	December 23, 2025	12,683	At Maturity
				Net Appreciation	$ 292,777
Abbreviations:
CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
Currency Abbreviations
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Inflation-Protected Securities Fund
ASSETS:
Investments in securities, fair value(a)	$430,468,078
Cash	61,461,814
Cash pledged on futures contracts	450,970
Cash pledged on centrally cleared swaps	6,054,648
Interest receivable	516,156
Subscriptions receivable	13,671
Variation margin on centrally cleared swaps	137,273
Total Assets	499,102,610
LIABILITIES:
Payable for TBA investments purchased	56,707,266
Payable for director fees	5,258
Payable for investments purchased	945,319
Payable for other accrued fees	44,590
Payable for shareholder services fees	1,457
Payable to investment adviser	117,001
Redemptions payable	1,293,576
Variation margin on futures contracts	24,216
Total Liabilities	59,138,683
NET ASSETS	$439,963,927
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,232,961
Paid-in capital in excess of par	415,467,168
Undistributed/accumulated earnings	20,263,798
NET ASSETS	$439,963,927
NET ASSETS BY CLASS
Investor Class	$5,855,319
Institutional Class	$434,108,608
CAPITAL STOCK:
Authorized
Investor Class	30,000,000
Institutional Class	200,000,000
Issued and Outstanding
Investor Class	559,731
Institutional Class	41,769,880
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.46
Institutional Class	$10.39
(a) Cost of investments	$410,877,487
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest	$5,705,443
Income from securities lending	288
Total Income	5,705,731
EXPENSES:
Management fees	1,318,222
Shareholder services fees – Investor Class	16,279
Shareholder services fees – Class L(a)	28
Audit and tax fees	45,479
Custodian fees	10,964
Director's fees	20,142
Legal fees	6,017
Pricing fees	19,808
Registration fees	70,892
Transfer agent fees	10,544
Other fees	2,701
Total Expenses	1,521,076
Less amount waived by investment adviser	106,676
Net Expenses	1,414,400
NET INVESTMENT INCOME	4,291,331
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	4,531,114
Net realized loss on interest rate swaps	(1,357,044)
Net realized gain on futures contracts	6,203,995
Net realized loss on inflation swaps	(1,471,058)
Net Realized Gain	7,907,007
Net change in unrealized appreciation on investments	14,366,563
Net change in unrealized depreciation on interest rate swaps	(252,640)
Net change in unrealized appreciation on inflation swaps	1,542,166
Net change in unrealized appreciation on futures contracts	418,897
Net Change in Unrealized Appreciation	16,074,986
Net Realized and Unrealized Gain	23,981,993
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,273,324
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Inflation-Protected Securities Fund	2020	2019
OPERATIONS:
Net investment income	$4,291,331	$8,958,424
Net realized gain	7,907,007	5,347,541
Net change in unrealized appreciation	16,074,986	11,429,314
Net Increase in Net Assets Resulting from Operations	28,273,324	25,735,279
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(101,633)	(77,860)
Class L(a)	(16)	(172)
Institutional Class	(10,520,170)	(8,994,523)
From Net Investment Income and Net Realized Gains	(10,621,819)	(9,072,555)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	2,441,823	1,381,722
Institutional Class	121,957,229	99,863,882
Shares issued in reinvestment of distributions
Investor Class	101,633	77,860
Class L(a)	16	172
Institutional Class	10,520,170	8,994,523
Shares redeemed
Investor Class	(1,775,867)	(2,659,924)
Class L(a)	(75,475)	-
Institutional Class	(140,616,661)	(67,649,217)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,447,132)	40,009,018
Total Increase in Net Assets	10,204,373	56,671,742
NET ASSETS:
Beginning of year	429,759,554	373,087,812
End of year	$439,963,927	$429,759,554
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	247,036	141,652
Institutional Class	11,928,546	10,182,698
Shares issued in reinvestment of distributions
Investor Class	9,752	7,889
Class L(a)	2	18
Institutional Class	1,017,585	913,946
Shares redeemed
Investor Class	(196,518)	(270,689)
Class L(a)	(1,059)	-
Institutional Class	(14,241,146)	(6,875,037)
Net Increase (Decrease)	(1,235,802)	4,100,477
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$ 9.92	0.08	0.67	0.75	—	(0.10)	(0.11)	(0.21)	$10.46	7.57%
12/31/2019	$ 9.47	0.18	0.42	0.60	—	(0.15)	—	(0.15)	$ 9.92	6.35%
12/31/2018 (d)	$10.00	0.20	(0.32)	(0.12)	(0.01)	(0.40)	—	(0.41)	$ 9.47	(1.22%) (e)
Institutional Class
12/31/2020	$ 9.86	0.11	0.68	0.79	—	(0.15)	(0.11)	(0.26)	$10.39	8.02%
12/31/2019	$ 9.45	0.22	0.41	0.63	—	(0.22)	—	(0.22)	$ 9.86	6.65%
12/31/2018 (d)	$10.00	0.24	(0.33)	(0.09)	(0.01)	(0.45)	—	(0.46)	$ 9.45	(0.89%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2020	$ 5,855	1.14%	0.70%	0.75%	98% (g)
12/31/2019	$ 4,953	1.00%	0.70%	1.85%	66%
12/31/2018 (d)	$ 5,878	1.07% (h)	0.70% (h)	2.06% (h)	114% (e)
Institutional Class
12/31/2020	$434,109	0.37%	0.35%	1.08%	98% (g)
12/31/2019	$424,797	0.36%	0.35%	2.23%	66%
12/31/2018 (d)	$367,200	0.37% (h)	0.35% (h)	2.42% (h)	114% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 84%.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Inflation-Protected Securities Fund (the Fund) are included herein. The investment objective of the Fund is to seek real return consistent with the preservation of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Futures Contracts	Exchange traded close price.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
Inflation Swaps	Interest rate curves, CPI or relevant inflation index curves, LIBOR/OIS curves, reported trades, and swap curves.

Annual Report - December 31, 2020

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 61,838,227	$ —	$ 61,838,227
Corporate Bonds and Notes	—	62,913,593	—	62,913,593
Foreign Government Bonds and Notes	—	3,923,741	—	3,923,741
Mortgage-Backed Securities	—	71,555,368	—	71,555,368
Municipal Bonds and Notes	—	1,511,585	—	1,511,585
U.S. Treasury Bonds and Notes	—	228,725,564	—	228,725,564
Total investments, at fair value:	0	430,468,078	0	430,468,078
Other Financial Investments:
Futures Contracts(a)	234,629	—	—	234,629
Interest Rate Swaps(a)	—	122,549	—	122,549
Inflation Swaps(a)	—	1,204,992	—	1,204,992
Total Assets	$ 234,629	$ 431,795,619	$ 0	$ 432,030,248
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (30,814)	$ —	$ —	$ (30,814)
Interest Rate Swaps(a)	—	(198,011)	—	(198,011)
Inflation Swaps(a)	—	(912,215)	—	(912,215)
Total Liabilities	$ (30,814)	$ (1,110,226)	$ 0	$ (1,141,040)
(a)	Futures Contracts, Interest Rate Swaps and Inflation Swaps are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2020

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the period ended December 31, 2020 was as follows:
	2020	2019
Ordinary income	$6,254,047	$9,072,555
Long-term capital gain	4,367,772	-
	$10,621,819	$9,072,555
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$569,901
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	(114,009)
Net unrealized appreciation	19,807,906
Tax composition of capital	$20,263,798
At December 31, 2020, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2020, the Fund utilized $639,272 of capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the capital loss carryforwards as of December 31, 2020, were as follows:
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(114,009)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$411,081,302
Gross unrealized appreciation on investments	19,905,028
Gross unrealized depreciation on investments	(97,122)
Net unrealized appreciation on investments	$19,807,906

Annual Report - December 31, 2020

Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund is evaluating the impact, if any, of ASU No. 2020-04 on the financial statements.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including inflation swaps, interest rate swaps and futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Inflation Risk - The risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received, if any. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Annual Report - December 31, 2020

Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 976 futures contracts, net of both long and short positions, for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $69,552,308 in interest rate swaps for the reporting period. Interest rate swaps are reported in a table following the Schedule of Investments.
Inflation Swaps
The Fund enters into inflation swap contracts to gain exposure to inflation (inflation risk). An inflation swap is a contract in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. These agreements may be privately negotiated in the over-the-counter market (OTC inflation swaps) or may be executed on a registered exchange (centrally cleared inflation swaps). Inflation swaps are reported in a table following the Schedule of Investments. The Fund held an average notional amount of $168,361,538 in inflation swaps for the reporting period. Inflation swaps are reported in a table following the Schedule of Investments.

Annual Report - December 31, 2020

Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2020 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 122,549(a)	Net unrealized depreciation on interest rate swaps	$(198,011) (a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$ 234,629(a)	Net unrealized depreciation on futures contracts	$(30,814)(a)
Inflation contracts (swaps)	Net unrealized appreciation on inflation swaps	$1,204,992 (a)	Net unrealized depreciation on inflation swaps	$(912,215) (a)
(a)Includes cumulative appreciation of interest rate contracts and inflation contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2020 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 6,203,995	Net change in unrealized appreciation on futures contracts	$418,897
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$(1,357,044)	Net change in unrealized depreciation on interest rate swaps	$(252,640)
Inflation contracts (swaps)	Net realized loss on inflation swaps	$(1,471,058)	Net change in unrealized appreciation on inflation swaps	$1,542,166
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund's average daily net assets over $1 billion dollars and 0.23% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.35% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$118,282	$98,004	$106,676	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. The Adviser is responsible for compensating the Sub-Adviser for its services.

Annual Report - December 31, 2020

Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A. Class L shares of the Fund ceased operations on October 2, 2020.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. Prior to October 2, 2020, the Fund had entered into a plan of distribution which provided for compensation for distribution of Class L shares and for the provision of services to Class L shareholders. The distribution plan provided for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. Class L shares of the Fund ceased operations on October 2, 2020.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $100,708,599 and $103,779,948, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $290,165,030 and $273,496,209, respectively.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Fund had no securities on loan as of December 31, 2020.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Inflation-Protected Securities Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021